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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): July 28, 2003

HICKORY TECH CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-13721 (Commission File Number)	41-1524393 (IRS Employer Identification Number)
221 East Hickory Street, P.O. Box 3248, Mankato, MN (Address of principal executive offices)		56002-3248 (Zip code)
Registrant's telephone number including area code (800) 326-5789

ITEM 7.    Financial Statements and Exhibits.

  (c)
  Exhibits

  99
  Press release dated July 28, 2003.

ITEM 9.    Regulation FD Disclosure.

        The attached exhibit 99 is being furnished pursuant to Item 12.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date: July 28, 2003
HICKORY TECH CORPORATION

	By	/s/ JOHN E. DUFFY John E. Duffy Chief Executive Officer

	By	/s/ DAVID A. CHRISTENSEN David A. Christensen Chief Financial Officer

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SIGNATURE